Exhibit 10.4

Execution Version

AMENDMENT NO. 3 TO CREDIT AGREEMENT

This Amendment No. 3 to Credit Agreement (this “Agreement”) dated as of December 30, 2014 is among Extraction Oil & Gas Holdings, LLC, a Delaware limited liability company (the “Borrower”), Extraction Oil & Gas, LLC, a Delaware limited liability company, XTR Midstream, LLC, a Delaware limited liability company, and 7N, LLC, a Delaware limited liability company (collectively, the “Guarantors”), the undersigned Existing Lenders (as defined below), the New Lenders (as defined below), and Wells Fargo Bank, National Association, as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”) and as Issuing Lender (the “Issuing Lender”).

INTRODUCTION

A.                                    The Borrower, financial institutions party thereto as Lenders (the “Lenders”), the Issuing Lender, and the Administrative Agent have entered into the Credit Agreement dated as of September 4, 2014, as amended by the Amendment No. 1 dated as of September 24, 2014 and the Amendment No. 2 and Joinder dated as of November 10, 2014 (as so amended and as may be otherwise amended, restated, or modified from time to time, the “Credit Agreement”).

B.                                    The Guarantors have entered into the Guaranty Agreement dated as of September 4, 2014 (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”) in favor of the Administrative Agent for the benefit of the Secured Parties (as defined in the Credit Agreement).

C.                                    The Borrower has requested that the Lenders and the Administrative Agent amend the Credit Agreement as set forth herein.

THEREFORE, in fulfillment of the foregoing, the Borrower, the Guarantors, the Administrative Agent, the Issuing Lender, and the undersigned Lenders hereby agree as follows:

Section 1.                                           Definitions; References.  Unless otherwise defined in this Agreement, each term used in this Agreement which is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

Section 2.                                           Amendments to Credit Agreement.  Upon the satisfaction of the conditions specified in Section 6 of this Agreement, and effective as of the date set forth above, the Credit Agreement is amended as follows:

(a)                                 Section 2.2(b)(ii) and (iii) of the Credit Agreement are amended to read in their entireties as follows:

“(ii)                            For the March 1, 2015 Borrowing Base redetermination, the Borrower shall deliver to the Administrative Agent, on or before February 1, 2015, an Internal Reserve Report dated effective as of the immediately preceding December 31st and such other information as may be reasonably requested by the Administrative Agent or any Lender with respect to the Oil and

Gas Properties included or to be included in the Borrowing Base.  Within 30 days after the Administrative Agent’s receipt of such Internal Reserve Report and other information, (A) the Administrative Agent shall deliver to each Lender the Administrative Agent’s recommendation for the redetermined Borrowing Base, (B) the Required Lenders (or in the case of an increase to the Borrowing Base, all Lenders) shall redetermine the Borrowing Base in accordance with Section 2.2(d), and (C) the Administrative Agent shall promptly notify the Borrower in writing of the amount of the Borrowing Base as so redetermined.

(iii)                               For the May 1 Borrowing Base redetermination (or, in respect of the 2015 redetermination, the June 1, 2015 Borrowing Base redetermination), the Borrower shall deliver to the Administrative Agent: (x) on or before each April 1st, beginning April 1, 2016, an Independent Reserve Report dated effective as of the immediately preceding January 1st and such other information as may be reasonably requested by the Administrative Agent or any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base and (y) on or before May 1, 2015, an Independent Reserve Report dated effective as of March 31, 2015 and such other information as may be reasonably requested by the Administrative Agent or any Lender with respect to the Oil and Gas Properties included or to be included in the Borrowing Base.  Within 30 days after the Administrative Agent’s receipt of such Independent Reserve Report and other information, (A) the Administrative Agent shall deliver to each Lender the Administrative Agent’s recommendation for the redetermined Borrowing Base, (B) the Required Lenders (or in the case of an increase to the Borrowing Base, all Lenders) shall redetermine the Borrowing Base in accordance with Section 2.2(d), and (C) the Administrative Agent shall promptly notify the Borrower in writing of the amount of the Borrowing Base as so redetermined.”

(b)                                 Section 5.2(c)(ii) and (iii) are amended to read in their entireties as follows:

“(ii)                            For the March 1, 2015 Borrowing Base redetermination, as soon as available but in any event on or before February 1, 2015, an Internal Reserve Report dated effective as of the immediately preceding December 31st;

(iii)                               For the May 1 Borrowing Base redetermination (or, in respect of the 2015 redetermination, the June 1, 2015 Borrowing Base redetermination), as soon as available but in any event on or before (x) April 1 of each year (beginning April 1, 2016) an Independent Reserve Report dated effective as of the immediately

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preceding January 1st and (y) May 1, 2015 an Independent Reserve Report dated effective as of March 31, 2015;”

Section 3.                                           Reaffirmation of Liens.

(a)                                 Each of the Borrower and each Guarantor (i) is party to certain Security Documents securing and supporting the Borrower’s and Guarantors’ obligations under the Loan Documents, (ii) represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s and Guarantors’ obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and (iii) acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a first and prior Lien (subject only to Permitted Liens) in the Collateral to secure the Secured Obligations.

(b)                                 The delivery of this Agreement does not indicate or establish a requirement that any Loan Document requires any Guarantor’s approval of amendments to the Credit Agreement.

Section 4.                                           Reaffirmation of Guaranty.  Each Guarantor hereby ratifies, confirms, and acknowledges that its obligations under the Guaranty and the other Loan Documents are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Guaranteed Obligations (as defined in the Guaranty), as such Guaranteed Obligations may have been amended by this Agreement.  Each Guarantor hereby acknowledges that its execution and delivery of this Agreement do not indicate or establish an approval or consent requirement by such Guarantor under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 5.                                           Representations and Warranties.  Each of the Borrower and each Guarantor represents and warrants to the Administrative Agent and the Lenders  that:

(a)                                 the representations and warranties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document;

(b)                                 (i) the execution, delivery, and performance of this Agreement are within the corporate, limited partnership or limited liability company power, as appropriate, and authority of the Borrower and Guarantors and have been duly authorized by appropriate proceedings and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrower and Guarantors, enforceable against the Borrower and Guarantors in accordance with

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its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

(c)                                  as of the effectiveness of this Agreement and after giving effect thereto, no Default or Event of Default has occurred and is continuing.

Section 6.                                           Effectiveness.  This Agreement shall become effective as of the date hereof upon the occurrence of all of the following:

(a)                                 Documentation. The Administrative Agent shall have received this Agreement, duly and validly executed by the Borrower, the Guarantors, the Administrative Agent, the Issuing Bank and the Majority Lenders, in form and substance reasonably satisfactory to the Administrative Agent and the Majority Lenders;

(b)                                 Representations and Warranties.  The representations and warranties in this Agreement being true and correct in all material respects before and after giving effect to this Agreement (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date); provided that such materiality qualifier shall not apply if such representation or warranty is already subject to a materiality qualifier in the Credit Agreement or such other Loan Document.

(c)                                  No Default or Event of Default. There being no Default or Event of Default which has occurred and is continuing.

(d)                                 Expenses.  The Borrower’s having paid all costs, expenses, and fees which have been invoiced and are payable pursuant to Section 9.1 of the Credit Agreement or any other agreement.

Section 7.                                           Effect on Loan Documents.  Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed, and nothing herein shall act as a waiver of any of the Administrative Agent’s or Lenders’ rights under the Loan Documents.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.  Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement is a Default or Event of Default under other Loan Documents.

Section 8.                                           Choice of Law.  This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York without regard to conflicts of laws principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York).

Section 9.                                           Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original.

THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,

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CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

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EXECUTED as of the date first set forth above.

BORROWER:

EXTRACTION OIL & GAS HOLDINGS, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

GUARANTORS:

EXTRACTION OIL & GAS, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

XTR MIDSTREAM, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

7N, LLC

By:	/s/ Matt Owens
Name:	Matt Owens
Title:	President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

ADMINISTRATIVE AGENT/ISSUING
LENDER/LENDER:

WELLS FARGO BANK, NATIONAL
ASSOCIATION,
as Administrative Agent, Issuing Lender and a
Lender

By:	/s/ Michaela Braun
Name:	Michaela Braun
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

LENDERS:

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Kristan Spivey
Name:	Kristan Spivey
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

BOKF, NA,
as a Lender

By:	/s/ Benjamin H. Adler
Name:	Benjamin H. Adler
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

GOLDMAN SACHS BANK USA,
as a Lender

By:	/s/ Michelle Latzoni
Name:	Michelle Latzoni
Title:	Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

FIFTH THIRD BANK,
as a Lender

By:	/s/ Jonathan H Lee
Name:	Jonathan H Lee
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

SUNTRUST BANK,
as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

MUFG UNION BANK, N.A.
as a Lender

By:	/s/ Stacy Goldstein
Name:	Stacy Goldstein
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]

KEYBANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ George E. McKean
Name:	George E. McKean
Title:	Senior Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 3 TO CREDIT AGREEMENT — EXTRACTION]